SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 26, 2011, the Board of Directors of Charter Communications, Inc. (the “Company”) adopted the 2011 Long Term Incentive Plan (the “Plan”) for certain employees of the Company, including Named Executive Officers.  The Plan provides for the grants of time-vesting stock options, performance-vesting options and restricted stock units as of April 26, 2011, under the Company’s 2009 Stock Incentive Plan, as follows:

(1) Time-Vesting Stock Options: The grant of options to purchase shares of the Company’s Class A common stock subject to the following vesting provisions and to the optionee’s continued employment with the Company on each vesting date with each one-third of a grant vesting and becoming exercisable in four equal installments on each of the first four anniversaries each of:
(a) the vesting commencement date of April 26, 2011;
(b) the vesting commencement date of December 31, 2011; and,
(c) the vesting commencement date of December 31, 2012.

The exercise price is the average of the high and low price of the Company’s Class A common stock on NASDAQ on April 26, 2011, the day of grant:  $55.12.

The award agreement for such Time-Vesting options will provide that for optionees if, within thirty days prior or twelve months following the completion of a Change in Control (as defined in the award agreement for such options) or at any time prior to a Change in Control at the request of a prospective purchaser whose proposed purchase would constitute a Change in Control upon its completion, the Company, or any of its Subsidiaries, terminates the optionee’s employment without Cause or the optionee terminates his or her employment for Good Reason (as such terms are defined in optionee’s employment agreement), all unvested Time-Vesting Eligible Options (options with respect to which the relevant vesting commencement date has occurred) shall immediately vest and become exercisable.  All non-eligible Time-Vesting Options that are not Eligible Options shall be canceled and forfeited upon a Change in Control.  However, for Michael Lovett, President and CEO, upon a Change in Control, all Time-Vesting Eligible Options shall vest immediately.

Upon the termination of employment of the Optionee by the Company, or any of its Subsidiaries, without Cause or by the Optionee for Good Reason: (A) all Options that are not Eligible Options shall immediately be canceled and forfeited; (B) all unvested Eligible Options that do not vest pursuant to (C) below shall be canceled and forfeited; and (C) a pro-rata portion of the Eligible Options that would otherwise vest on the next regularly scheduled vesting date (based on the portion of the vesting year that has elapsed as of such termination) shall vest and become exercisable as of the date of such termination.

(2)  Performance-Vesting Stock Options:  The grant of options to purchase shares of the Company’s Class A common stock subject to the following price vesting provisions and to the optionee’s continued employment with the Company on each vesting date:
(a)  One-third of a grant of Performance-Vesting Options shall vest and become exercisable (determined in accordance with the “Tranche I Measurement Standard” (as defined below)) (the “Tranche I Performance Options”):  (A) one-third of the Tranche I Performance Options shall vest and become exercisable upon the first occurrence of shares of the Company’s Class A common stock (“Shares”) achieving a stock price threshold of $60 per Share; (B) one-third of the Tranche I Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $80 per Share; and (C) one-third of the Tranche I Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $100 per

Share.  Achievement of the applicable stock price thresholds will be measured based on the average of the per share closing price of a share of the Company’s Class A common stock as reported on NASDAQ for any sixty consecutive trading days commencing on or after January 26, 2012 (the “Tranche I Measurement Standard”).  The applicable vesting commencement date for the Tranche I Performance Options shall be April 26, 2011;
(b)  One-third of a grant of Performance-Vesting Options shall vest and become exercisable, subject to an optionee’s continued service with the Company as of the date on which the applicable stock price thresholds stated below are achieved (determined in accordance with the “Tranche II Measurement Standard” (as defined below)) (the “Tranche II Performance Options”):  (A) one-third of the Tranche II Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $60 per Share; (B) one-third of the Tranche II Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $80 per Share; and (C) one-third of the Tranche II Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $100 per Share.  Achievement of the applicable stock price thresholds will be measured based on the average of the per share closing price of a share of the Company’s Class A common stock as reported on NASDAQ for any sixty consecutive trading days commencing on or after September 30, 2012 (the “Tranche II Measurement Standard”).  The applicable vesting commencement date for the Tranche II Performance Options shall be December 31, 2011; and,
(c)  One-third of a grant of Performance-Vesting Options shall vest and become exercisable, subject to an optionee’s continued service with the Company as of the date on which the applicable stock price thresholds stated below are achieved (determined in accordance with the “Tranche III Measurement Standard” (as defined below)) (the “Tranche III Performance Options”):  (A) one-third of the Tranche III Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $60 per Share; (B) one-third of the Tranche III Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $80 per Share; and (C) one-third of the Tranche III Performance Options shall vest and become exercisable upon the first occurrence of the Shares achieving a stock price threshold of $100 per Share.  Achievement of the applicable stock price thresholds will be measured based on the average of the per share closing price of a share of the Company’s Class A common stock as reported on NASDAQ for any sixty consecutive trading days commencing on or after September 30, 2013 (the “Tranche III Measurement Standard”).  The applicable vesting commencement date for the Tranche III Performance Options shall be December 31, 2012.

The exercise price for the performance vesting options is the average of the high and low price of the Company’s Class A common stock on NASDAQ on April 26, 2011, the day of grant:  $55.12.

In the event of a Change in Control, all Performance-Vesting Eligible Options will vest in accordance with achievement of the above price thresholds based upon the highest price paid per Share in the Change in Control transaction.  Unless otherwise determined by the Company’s Compensation and Benefits Committee at the time of such Change in Control, all Non-Eligible Performance-Vesting Options and all unvested Performance-Vesting Eligible Options that do not vest in accordance with the Performance-Vesting Option award ageement in connection with a Change in Control shall be canceled and forfeited upon a Change in Control.

Upon the termination of employment of the Optionee by the Company, or any of its Subsidiaries, without Cause or by the Optionee for Good Reason: (A) all Performance-Vesting Options that do not become Eligible Options shall immediately be canceled and forfeited; (B) all unvested Performance-Vesting Eligible Options that do not remain outstanding and eligible to vest pursuant to (C) below shall be canceled and forfeited; and (C) a pro rata portion of each of the Eligible Options that are Tranche I Performance Options, Tranche II Performance Options, and Tranche III Performance Options,

respectively, based on the number of days employed, shall remain outstanding and be eligible to vest in accordance with the applicable measurement standard set forth in the award agreement, where one-third (1/3) of such Performance-Vesting Eligible Options that remain outstanding and eligible to vest pursuant to the foregoing provision shall be subject to the stock price thresholds set forth above.  The number of Performance-Vesting Options that vest pursuant to this provision following the date of the Optionee’s termination of employment shall continue to be exercisable in whole or in part at any time for six (6) months following the date that such options become vested and exercisable.

(3)  Restricted Share Units:  The grant of restricted share units (“RSUs”) and provide that the grantee may receive one share of the Company’s Class A common stock for each RSU following vesting.  Each grant of RSUs are divided into three equal tranches and are subject to the following vesting provisions and to the grantee’s continued employment with the Company on each vesting date:
(a) One-third of a grant of RSUs (the “Tranche I RSUs”) shall become vested in four pro rata equal installments on each of the first four anniversaries of the vesting commencement date of April 26, 2011;
(b) One-third of a grant of RSUs (the “Tranche II RSUs”) shall become vested in four pro rata equal installments on each of the first four anniversaries of the vesting commencement date of December 31, 2011; and,
(c) One-third of a grant of RSUs (the “Tranche III RSUs”) shall become vested in four pro rata equal installments on each of the first four anniversaries of the vesting commencement date of December 31, 2012.
If, within thirty days prior or twelve months following the completion of a Change in Control or at any time prior to a Change in Control at the request of a prospective purchaser whose proposed purchase would constitute a Change in Control upon its completion, the Company, or any of its Subsidiaries, terminates the Participant’s employment without Cause or the grantee terminates his or her employment for Good Reason, all unvested RSUs where the applicable vesting commencement date has occurred (“Eligible RSUs”) shall immediately vest.  All RSUs where the applicable vesting commencement date has not occurred (“Non-Eligible RSUs”) shall be canceled and forfeited upon a Change in Control.

Upon the termination of employment of the grantee by the Company, or any of its Subsidiaries, without Cause or by the Participant for Good Reason: (A) all Non-Eligible RSUs shall immediately be canceled and forfeited; (B) all unvested Eligible RSUs that do not vest pursuant to (C) below shall be canceled and forfeited; and (C) a pro-rata portion of the Eligible RSUs that would otherwise vest on the next regularly scheduled vesting date (based on the portion of the vesting year that has elapsed as of such termination) shall vest as of the date of such termination.

On April 26, 2011, the following named executive officers (“NEOs”) were granted the awards shown:

Name	Time –Vesting Stock Options	Performance-Vesting Stock Options	Restricted Stock Units
Michael J. Lovett	193,750	452,053	0
Christopher L. Winfrey	77,500	180,833	0
Kevin D. Howard	20,000	0	5,000

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of Stockholders on April 26, 2011.  The meeting included the election of directors and five other matters.  Of the total 114,489,841 shares of Class A common stock issued, outstanding and eligible to vote at the meeting, 101,163,555 shares, representing the same number of votes, were represented in person or by proxy at the meeting.  The votes cast for all matters is set forth below:
1. Election of Class A Directors

Nominees	Number of Votes FOR	Number of Votes WITHHELD	Broker Non-Votes
Robert Cohn	94,052,374	1,992,919	5,118,262
W. Lance Conn	90,691,231	5,354,062	5,118,262
Darren Glatt	95,983,990	61,303	5,118,262
Craig A. Jacobson	95,983,990	61,303	5,118,262
Bruce A. Karsh	95,983,404	61,889	5,118,262
Edgar Lee	95,983,404	61,889	5,118,262
Michael J. Lovett	95,982,867	62,426	5,118,262
John D. Markley, Jr.	95,983,990	61,303	5,118,262
David C. Merritt	95,983,990	61,303	5,118,262
Stan Parker	95,806,870	238,423	5,118,262
Eric L. Zinterhofer	94,054,910	1,990,383	5,118,262

2. Vote to approve the Company’s Executive Bonus Plan
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,273,233	20,545,236	226,824	5,118,262

3. Vote to approve the Company’s Executive Incentive Plan
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,921,139	2,897,330	226,824	5,118,262

4. Advisory vote on the approval of Executive Compensation
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
77,787,964	18,027,504	229,825	5,118,262

5. Advisory vote on the frequency of holding a vote on Executive Compensation

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
72,304,136	62,595	23,678,219	343	5,118,262

6. Vote to ratify the appointment of KPMG LLP as Company’s independent public accounting firm
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,161,786	1,363	406	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: April 29, 2011

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President-Finance, Controller and Chief Accounting Officer